EXHIBIT 10(k)(k)


                   FIFTH AMENDMENT TO STOCKHOLDERS' AGREEMENT
                   ------------------------------------------

           THIS FIFTH AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 22nd day of June, 2001, by and among CHARLES A. HAYES, GEORGE GREENBERG (Messrs. Hayes and Greenberg being collectively hereinafter referred to as the "Stockholders"), and GUILFORD MILLS, INC., a Delaware corporation (the "Company").

                                   WITNESSETH:

           WHEREAS, the Stockholders and the Company entered into a Stockholders' Agreement, dated June 22, 1990, as amended, pursuant to which the Company has a right of first refusal in the event any Stockholder transfers his shares of Company common stock under certain circumstances (the "1990 Stockholders' Agreement") (capitalized terms which are not otherwise expressly defined herein shall have the meanings set forth in the 1990 Stockholders' Agreement); and

           WHEREAS, the 1990 Stockholders' Agreement is scheduled to expire on June 22, 2001; and

           WHEREAS, the Stockholders and the Company desire to extend the term of the 1990 Stockholders' Agreement beyond June 22, 2001, according to the provisions herein.

           NOW, THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           l. Section 1(d) of the 1990 Stockholders' Agreement is hereby deleted in its entirety and the following section is inserted in its place:

                     (d) upon June 22, 2003.

           2. Except as otherwise expressly set forth above, the 1990 Stockholders' Agreement remains unmodified and in full force and effect.

           IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the day and year first above written.


GUILFORD MILLS, INC.                              /s/ Charles A. Hayes
                                                  ------------------------------
                                                  Charles A. Hayes
By:  /s/ Robert A. Emken, Jr.
     -------------------------------------        /s/ George Greenberg
Name: Robert A. Emken, Jr.                        ------------------------------
Title: General Counsel and Secretary              George Greenberg